SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

SINA Corporation

(Exact name of Registrant as specified in its charter)

Cayman Islands	000-30698	52-2236363
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China

(Address, including zip code, of Registrant’s principal executive offices)

(86-21) 6289 5678
(Registrant’s telephone number, including area code)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1 Press Release issued by SINA Corporation on July 23, 2003.

Item 9.   Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead being furnished under “Item 9. Regulation FD Disclosure.” The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 23, 2003, SINA Corporation issued a press release reporting its financial results for the three month period ended June 30, 2003 and a financial summary. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINA Corporation

Dated: July 23, 2003.	By:	/s/ Charles Chao

Charles Chao
Chief Financial Officer and Executive Vice
President (Principal Accounting and Financial
Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued by SINA Corporation on July 23, 2003.